UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2018

RICE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	1-36789	47-1557755
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On July 20, 2018, Rice Midstream Partners LP (RMP) held a special meeting of unitholders (the Special Meeting) to consider a proposal to approve the Agreement and Plan of Merger, dated as of April 25, 2018 (the Merger Agreement), by and among EQT Midstream Partners, LP (EQM), EQT Midstream Services, LLC, the general partner of EQM, EQM Acquisition Sub, LLC, a wholly owned subsidiary of EQM, EQM GP Acquisition Sub, LLC, a wholly owned subsidiary of EQM, RMP, Rice Midstream Management LLC, the general partner of RMP, and, solely for purposes of certain provisions therein, EQT Corporation (EQT) (the Merger Proposal).

As of June 7, 2018, the record date for the Special Meeting, there were approximately 102,323,796 common units representing limited partner interests in RMP (the RMP Common Units) outstanding, each of which was entitled to one vote in connection with the Merger Proposal. At the Special Meeting, a total of 83,745,178 RMP Common Units, representing approximately 81.8% of the outstanding RMP Common Units entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum to conduct business.

The Merger Proposal was approved by the requisite vote of RMP’s unitholders. The final voting results are described below. For more information regarding the Merger Agreement and the Merger Proposal, see RMP’s definitive proxy statement filed with the Securities and Exchange Commission (the SEC) on June 20, 2018.

		% Cast	Units	% Cast	Units
	Units For	For	Against	Against	Abstained
Merger Proposal*	83,713,570	99.9%	26,345	0.0%	5,263

* For purposes of the Merger Proposal, any abstention or an RMP unitholder’s failure to vote, including the failure of a beneficial owner to provide voting instructions to its broker, bank or other nominee, had the same effect as a vote against the Merger Proposal.

Item 8.01.                                        Other Events.

On July 20, 2018, EQM and RMP issued a joint news release announcing the results of the Special Meeting. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of RMP and its affiliates, including whether the transactions contemplated in the Merger Agreement are completed, as expected or at all, and the timing of any such transactions; whether the conditions to the transactions contemplated in the Merger Agreement can be satisfied; whether the operational, financial and strategic benefits of  the transactions contemplated in the Merger Agreement can be achieved; whether the costs and expenses of  the transactions contemplated in the Merger Agreement can be controlled within expectations; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of  the transactions contemplated in the Merger Agreement; competitive responses to the transactions; the possibility that the anticipated benefits of the transactions are not realized when expected or at all; the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions; and litigation relating to the transactions. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. RMP has based these forward-looking statements on current expectations and assumptions about future events. While RMP considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond RMP’s control. The risks and uncertainties that may affect the operations, performance and results of RMP’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of RMP’s Form 10-K for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. RMP assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

In connection with the proposed transaction, EQM has filed with the SEC a registration statement on Form S-4 that contains a proxy statement of RMP and also constitutes a prospectus of EQM.  The registration statement was declared effective by the SEC on June 20, 2018 and RMP commenced mailing the definitive proxy statement/prospectus to its unitholders on or about June 20, 2018. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. UNITHOLDERS OF RMP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about EQM and RMP, without charge, at the SEC’s website (http://www.sec.gov).  In addition, the documents filed with the SEC by EQT Corporation (EQT) and its publicly traded subsidiaries (including EQM, RMP and EQT GP Holdings, LP (EQGP)) may be obtained free of charge at the applicable website (www.eqt.com for EQT, www.eqtmidstreampartners.com for EQGP and EQM, and www.ricemidstream.com for RMP) or by requesting them by mail at EQT Corporation, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222, Attention: Investor Relations, or by telephone at (412) 553-5700.

Item 9.01.                                        Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	News Release, dated July 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

	By:	Rice Midstream Management LLC, its General Partner

Date: July 20, 2018	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer